UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 25, 2012

GRAND RIVER COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Michigan	333-147456	20-5393246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4471 Wilson Ave., SW, Grandville, Michigan	49418
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 929-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On June 25, 2012, the board of directors of Grand River Commerce, Inc. (the “Company”) approved the filing of a Form 15 with the Securities and Exchange Commission to terminate the registration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and to suspend the Company’s SEC reporting obligations under Section 15(d) of the Exchange Act.  The Company is relying on Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, which was enacted on April 5, 2012, to deregister its shares of common stock. The deregistration will become effective 90 days after the filing of the Form 15, and thereafter the Company will have no further reporting obligations under the Exchange Act.

A press release issued by the Company announcing the intent to file the Form 15 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release, dated June 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND RIVER COMMERCE, INC.

Date: June 29, 2012	By:	/s/ Robert P. Bilotti